Quarterly Holdings Report
for
Fidelity® Mega Cap Stock Fund
March 31, 2025
GII-NPRT3-0525
1.799848.121
Common Stocks - 96.2%
	Shares	Value ($)
CANADA - 1.3%
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Imperial Oil Ltd (b)	612,800	44,265,703
DENMARK - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Novo Nordisk A/S Class B ADR	177,210	12,305,462
FRANCE - 0.6%
Industrials - 0.6%
Aerospace & Defense - 0.6%
Airbus SE	128,500	22,627,011
GERMANY - 1.1%
Information Technology - 1.1%
Software - 1.1%
SAP SE ADR	138,800	37,259,472
NETHERLANDS - 0.7%
Communication Services - 0.4%
Entertainment - 0.4%
Universal Music Group NV	479,399	13,237,646
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
ASML Holding NV depository receipt	16,336	10,824,724
TOTAL NETHERLANDS		24,062,370
SWITZERLAND - 0.0%
Health Care - 0.0%
Pharmaceuticals - 0.0%
Galderma Group AG	7,100	750,929
TAIWAN - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
Taiwan Semiconductor Manufacturing Co Ltd ADR	182,200	30,245,200
UNITED KINGDOM - 0.9%
Consumer Staples - 0.9%
Beverages - 0.6%
Diageo PLC	752,062	19,653,370
Tobacco - 0.3%
British American Tobacco PLC ADR	267,900	11,083,023
TOTAL UNITED KINGDOM		30,736,393
UNITED STATES - 89.5%
Communication Services - 10.3%
Entertainment - 0.5%
Walt Disney Co/The	198,999	19,641,201
Interactive Media & Services - 8.7%
Alphabet Inc Class A	585,800	90,588,113
Alphabet Inc Class C	507,800	79,333,594
Meta Platforms Inc Class A	228,100	131,467,716
		301,389,423
Media - 1.1%
Comcast Corp Class A	989,997	36,530,889
TOTAL COMMUNICATION SERVICES		357,561,513

Consumer Discretionary - 3.2%
Broadline Retail - 0.5%
Amazon.com Inc (c)	99,800	18,987,948
Hotels, Restaurants & Leisure - 1.9%
Booking Holdings Inc (g)	9,448	43,526,086
Marriott International Inc/MD Class A1	30,300	7,217,460
Starbucks Corp	127,700	12,526,093
		63,269,639
Specialty Retail - 0.6%
Lowe's Cos Inc	89,811	20,946,620
Textiles, Apparel & Luxury Goods - 0.2%
Lululemon Athletica Inc (c)	7,200	2,038,031
NIKE Inc Class B	76,300	4,843,524
		6,881,555
TOTAL CONSUMER DISCRETIONARY		110,085,762

Consumer Staples - 3.8%
Beverages - 1.4%
Coca-Cola Co/The	374,100	26,793,042
Keurig Dr Pepper Inc	506,200	17,322,164
Monster Beverage Corp (c)	46,900	2,744,588
PepsiCo Inc	9,600	1,439,424
		48,299,218
Consumer Staples Distribution & Retail - 0.7%
Target Corp	78,910	8,235,048
Walmart Inc	169,100	14,845,289
		23,080,337
Food Products - 0.0%
Mondelez International Inc	25,900	1,757,315
Household Products - 0.1%
Procter & Gamble Co/The	18,210	3,103,348
Personal Care Products - 0.9%
Estee Lauder Cos Inc/The Class A	140,200	9,253,200
Kenvue Inc	971,057	23,285,947
		32,539,147
Tobacco - 0.7%
Philip Morris International Inc	153,100	24,301,563
TOTAL CONSUMER STAPLES		133,080,928

Energy - 7.9%
Oil, Gas & Consumable Fuels - 7.9%
Exxon Mobil Corp	1,439,179	171,161,558
Shell PLC ADR	1,406,313	103,054,617
		274,216,175
Financials - 16.2%
Banks - 12.6%
Bank of America Corp	2,705,551	112,902,643
JPMorgan Chase & Co	236,030	57,898,159
PNC Financial Services Group Inc/The	149,531	26,283,064
Truist Financial Corp	216,400	8,904,860
US Bancorp	469,512	19,822,797
Wells Fargo & Co	2,959,576	212,467,961
		438,279,484
Capital Markets - 0.6%
Charles Schwab Corp/The	165,200	12,931,856
CME Group Inc Class A	9,200	2,440,668
KKR & Co Inc Class A	47,900	5,537,719
		20,910,243
Consumer Finance - 0.1%
American Express Co	13,500	3,632,175
Financial Services - 2.9%
Apollo Global Management Inc	31,800	4,354,692
Fiserv Inc (c)	26,600	5,874,078
Mastercard Inc Class A	38,052	20,857,062
PayPal Holdings Inc (c)	60,000	3,915,000
Visa Inc Class A	190,088	66,618,241
		101,619,073
TOTAL FINANCIALS		564,440,975

Health Care - 9.6%
Biotechnology - 0.0%
Gilead Sciences Inc	19,700	2,207,385
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	110,500	14,657,825
Boston Scientific Corp (c)	553,119	55,798,645
		70,456,470
Health Care Providers & Services - 2.9%
Cigna Group/The	68,562	22,556,898
Humana Inc	50,200	13,282,920
UnitedHealth Group Inc	124,803	65,365,571
		101,205,389
Life Sciences Tools & Services - 1.1%
Danaher Corp	129,410	26,529,050
Thermo Fisher Scientific Inc	20,200	10,051,520
		36,580,570
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co	132,299	8,068,915
Eli Lilly & Co	35,300	29,154,623
GSK PLC ADR	809,066	31,343,217
Haleon PLC ADR	1,983,733	20,412,613
Johnson & Johnson	112,514	18,659,322
Merck & Co Inc	182,300	16,363,248
		124,001,938
TOTAL HEALTH CARE		334,451,752

Industrials - 14.6%
Aerospace & Defense - 9.2%
Boeing Co (c)	801,270	136,656,599
GE Aerospace (g)	859,704	172,069,756
RTX Corp	36,700	4,861,281
Spirit AeroSystems Holdings Inc Class A (c)	152,800	5,265,488
		318,853,124
Air Freight & Logistics - 1.1%
United Parcel Service Inc Class B	358,579	39,440,104
Electrical Equipment - 3.0%
GE Vernova Inc	329,978	100,735,684
Rockwell Automation Inc	19,700	5,090,086
		105,825,770
Industrial Conglomerates - 0.1%
Honeywell International Inc	8,600	1,821,050
Machinery - 1.2%
Caterpillar Inc	52,400	17,281,520
Deere & Co	53,280	25,006,968
		42,288,488
TOTAL INDUSTRIALS		508,228,536

Information Technology - 21.8%
IT Services - 0.0%
Kyndryl Holdings Inc (c)	220	6,908
Semiconductors & Semiconductor Equipment - 9.6%
Applied Materials Inc	130,674	18,963,411
Broadcom Inc	382,005	63,959,097
Lam Research Corp	206,000	14,976,200
Marvell Technology Inc	222,865	13,721,798
Micron Technology Inc	238,800	20,749,332
NVIDIA Corp	1,842,000	199,635,960
		332,005,798
Software - 8.7%
Adobe Inc (c)	79,710	30,571,176
Autodesk Inc (c)	27,600	7,225,680
Intuit Inc	9,400	5,771,506
Microsoft Corp	638,676	239,752,584
Oracle Corp	112,600	15,742,606
Salesforce Inc	17,300	4,642,628
		303,706,180
Technology Hardware, Storage & Peripherals - 3.5%
Apple Inc	543,842	120,803,623
TOTAL INFORMATION TECHNOLOGY		756,522,509

Materials - 0.2%
Chemicals - 0.2%
Air Products and Chemicals Inc	16,100	4,748,212
Linde PLC	6,700	3,119,788
		7,868,000
Real Estate - 0.8%
Industrial REITs - 0.1%
Prologis Inc	22,800	2,548,812
Specialized REITs - 0.7%
American Tower Corp	75,510	16,430,976
Crown Castle Inc	92,000	9,589,160
		26,020,136
TOTAL REAL ESTATE		28,568,948

Utilities - 1.1%
Electric Utilities - 1.0%
Duke Energy Corp	15,200	1,853,944
NextEra Energy Inc	37,900	2,686,731
Southern Co/The	313,200	28,798,740
		33,339,415
Multi-Utilities - 0.1%
Sempra	56,200	4,010,432
TOTAL UTILITIES		37,349,847

TOTAL UNITED STATES		3,112,374,945
ZAMBIA - 0.9%
Materials - 0.9%
Metals & Mining - 0.9%
First Quantum Minerals Ltd (c)	2,312,715	31,097,624
TOTAL COMMON STOCKS (Cost $2,161,178,407)		3,345,725,109

U.S. Treasury Obligations - 0.5%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 5/22/2025 (g)	4.22	515,000	511,918
US Treasury Bills 0% 6/26/2025 (g)	4.23	18,738,000	18,550,219
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,062,396)			19,062,137

Money Market Funds - 6.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.32	177,436,218	177,471,705
Fidelity Securities Lending Cash Central Fund (e)(f)	4.32	44,755,764	44,760,240
TOTAL MONEY MARKET FUNDS (Cost $222,231,945)			222,231,945

TOTAL INVESTMENT IN SECURITIES - 103.1% (Cost $2,402,472,748)	3,587,019,191
NET OTHER ASSETS (LIABILITIES) - (3.1)%	(108,932,414)
NET ASSETS - 100.0%	3,478,086,777

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Booking Holdings Inc	Chicago Board Options Exchange	14	6,449,674	5,500.00	06/20/25	(57,820)
Eli Lilly & Co	Chicago Board Options Exchange	70	5,781,370	1,000.00	05/16/25	(44,275)
GE Aerospace	Chicago Board Options Exchange	400	8,006,000	230.00	06/20/25	(118,600)
GE Aerospace	Chicago Board Options Exchange	400	8,006,000	240.00	06/20/25	(64,400)

						(285,095)
Put Options
Amazon.com Inc	Chicago Board Options Exchange	600	11,415,600	170.00	06/20/25	(277,500)
GE Vernova Inc	Chicago Board Options Exchange	19	580,032	260.00	05/16/25	(16,815)
GE Vernova Inc	Chicago Board Options Exchange	300	9,158,400	260.00	06/20/25	(409,500)

						(703,815)
TOTAL WRITTEN OPTIONS						(988,910)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
(g)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $31,542,434.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	186,553,102	424,004,165	433,085,562	7,098,334	-	-	177,471,705	177,436,218	0.3%
Fidelity Securities Lending Cash Central Fund	2,072,600	123,844,356	81,156,716	21,765	-	-	44,760,240	44,755,764	0.2%
Total	188,625,702	547,848,521	514,242,278	7,120,099	-	-	222,231,945

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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